UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES AND EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): December 11, 2006
DYNAVAX TECHNOLOGIES
CORPORATION
(Exact name of registrant as specified in charter)

Delaware (State or other jurisdiction of incorporation)	000-50577 (Commission File Number)	33-0728374 (I.R.S. Employer Identification No.)
2929 Seventh Street, Suite 100
Berkeley, California 94710
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (510) 848-5100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Election of Director.
     Effective on December 11, 2006, Dr. David M. Lawrence, was elected as a member of the Board of Directors of Dynavax as a Class II director to serve until the 2008 annual meeting of stockholders. He has been a consultant to Dynavax since May 2005. Pursuant to the terms of an offer letter between Dynavax and Dr. Lawrence and the compensation policies of Dynavax with respect to outside directors, Dr. Lawrence received the following as of his date of election:
1.	Pursuant to the Dynavax 2004 Non-Employee Directors’ Stock Option Plan, or Directors’ Plan, Dr. Lawrence was granted an initial non-qualified stock option to purchase 20,000 shares of Dynavax’s common stock, with an exercise price equal to the fair market value on the date of grant, vesting over four years in four equal annual installments;

2.	Pursuant to the Directors’ Plan, Dr. Lawrence will automatically receive a non-qualified option to purchase an additional 10,000 shares of common stock at each annual meeting of Dynavax’s stockholders (with respect to the first such grant, the options will be pro-rated such that the fraction of such 10,000 shares shall equal the fraction of the year that he serves until the 2007 annual meeting), with an exercise price equal to the fair market value on the date of grant, vesting on the first anniversary of the grant; and

3.	Dr. Lawrence will receive an annual retainer of $20,000, payable in equal quarterly installments, $2,000 for each Board meeting attended in person and $500 for each Board meeting attended by telephone.
     All equity grants made under the Dynavax Technologies Corporation 2004 Non-Employee Directors’ Stock Option Plan are automatic, non-qualified grants made to outside directors of Dynavax.
     Dr. Lawrence had previously entered into a one year consulting agreement with Dynavax as of November 1, 2006 pursuant to which Dr. Lawrence agreed to serve as a member of the supervisory board of Rhein Biotech GmbH, identified by Dynavax as Dynavax Europe, and to provide strategic and business advice. In consideration for these services, Dr. Lawrence will receive 50,000 stock options. All 50,000 stock options are subject to performance-based vesting requirements dependent upon the achievement of specified corporate partnering objectives. The consulting agreement is terminable by either party on thirty days written notice.
     Dr. Lawrence had also previously entered into a one year consulting agreement with Dynavax as of May 19, 2005 to provide strategic and business advice. In consideration for these services, Dr. Lawrence received fees of $10,000 and 5,000 stock options which vested on May 19, 2006.
Item 9.01.   Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

99.1	Press release, dated December 12, 2006, entitled “Dynavax Appoints Dr. David M. Lawrence, Kaiser Chairman Emeritus, to Board of Directors.”

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dynavax Technologies Corporation
Dated: December 15, 2006	By:	/s/ Deborah A. Smeltzer
Deborah A. Smeltzer, Vice President,
Operations and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit
Number	Description

99.1	Press release, dated December 12, 2006, entitled “Dynavax Appoints Dr. David M. Lawrence, Kaiser Chairman Emeritus, to Board of Directors.”

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